American Century Investments®
Quarterly Portfolio Holdings
NT Emerging Markets Fund
August 31, 2020

NT Emerging Markets - Schedule of Investments
AUGUST 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 99.3%
Argentina — 1.1%
Globant SA(1)	44,367	7,878,692
Brazil — 7.5%
B3 SA - Brasil Bolsa Balcao	908,000	9,770,302
Cia Brasileira de Distribuicao	253,000	2,955,553
Locaweb Servicos de Internet SA(1)	441,800	4,955,482
Magazine Luiza SA	552,388	9,462,739
Raia Drogasil SA	205,900	4,082,672
TOTVS SA	962,100	5,050,652
Vale SA, ADR	732,835	8,061,185
WEG SA	828,000	9,944,766
		54,283,351
China — 44.8%
A-Living Services Co. Ltd., H Shares	993,250	5,111,550
Alibaba Group Holding Ltd., ADR(1)	217,304	62,372,767
Anhui Conch Cement Co. Ltd., H Shares	893,000	6,452,257
China Construction Bank Corp., H Shares	15,022,000	10,580,673
China Education Group Holdings Ltd.	2,808,000	5,513,382
China Gas Holdings Ltd.	1,312,600	3,581,070
China Overseas Land & Investment Ltd.	882,000	2,534,506
China Tourism Group Duty Free Corp. Ltd., A Shares	267,087	8,096,018
CIFI Holdings Group Co. Ltd.	10,733,557	9,110,782
CNOOC Ltd.	7,465,000	8,427,859
Country Garden Services Holdings Co. Ltd.	1,842,000	12,814,364
GDS Holdings Ltd., ADR(1)	175,021	14,166,200
Geely Automobile Holdings Ltd.	2,611,000	5,460,859
Industrial & Commercial Bank of China Ltd., H Shares	11,814,095	6,596,787
JD.com, Inc., ADR(1)	120,269	9,457,954
Kweichow Moutai Co. Ltd., A Shares	46,800	12,184,818
Li Ning Co. Ltd.	1,147,500	4,830,511
Luxshare Precision Industry Co. Ltd., A Shares	1,434,960	11,507,569
New Oriental Education & Technology Group, Inc., ADR(1)	43,908	6,438,230
Nine Dragons Paper Holdings Ltd.	3,493,000	3,868,015
Ping An Insurance Group Co. of China Ltd., H Shares	981,000	10,394,712
Sany Heavy Industry Co. Ltd., A Shares	1,225,300	3,949,276
Shenzhou International Group Holdings Ltd.	304,200	4,878,413
TAL Education Group, ADR(1)	143,284	10,575,792
Tencent Holdings Ltd.	838,900	57,168,941
Wuxi Biologics Cayman, Inc.(1)	321,000	8,307,509
Xinyi Solar Holdings Ltd.	9,836,932	12,360,076
Zhongji Innolight Co. Ltd., A Shares	641,408	5,536,478
		322,277,368
Egypt — 0.6%
Commercial International Bank Egypt S.A.E.	925,820	3,946,496
Hungary — 1.1%
OTP Bank Nyrt(1)	242,015	8,141,822
India — 6.1%
Asian Paints Ltd.	112,202	2,892,264
Bajaj Finance Ltd.	60,400	2,845,483

Bata India Ltd.	170,708	3,006,271
HDFC Bank Ltd.(1)	965,741	14,576,179
Indraprastha Gas Ltd.	541,155	2,892,148
Jubilant Foodworks Ltd.	217,588	6,189,529
Nestle India Ltd.	26,581	5,756,757
Tata Consultancy Services Ltd.	190,772	5,849,319
		44,007,950
Indonesia — 1.3%
Bank Rakyat Indonesia Persero Tbk PT	23,274,300	5,589,055
Telekomunikasi Indonesia Persero Tbk PT	20,115,900	3,942,185
		9,531,240
Malaysia — 1.9%
Top Glove Corp. Bhd	2,103,400	13,323,321
Mexico — 1.4%
Cemex SAB de CV, ADR	1,621,156	5,203,911
Wal-Mart de Mexico SAB de CV	1,951,436	4,673,030
		9,876,941
Philippines — 0.6%
Ayala Land, Inc.	7,212,480	4,264,621
Russia — 3.3%
Novatek PJSC, GDR	35,217	5,215,638
Sberbank of Russia PJSC, ADR (London)(1)	497,557	6,008,001
Yandex NV, A Shares(1)	186,668	12,736,357
		23,959,996
South Africa — 3.7%
Capitec Bank Holdings Ltd.	78,360	3,855,141
Kumba Iron Ore Ltd.(2)	123,802	3,869,380
Naspers Ltd., N Shares	103,684	18,873,092
		26,597,613
South Korea — 10.6%
CJ Logistics Corp.(1)	60,500	7,695,580
Hotel Shilla Co. Ltd.	64,970	3,835,755
Korea Shipbuilding & Offshore Engineering Co. Ltd.(1)	38,657	2,794,428
LG Household & Health Care Ltd.	3,195	3,974,461
NAVER Corp.	26,852	7,253,861
Orion Corp./Republic of Korea	29,748	3,509,015
Samsung Electro-Mechanics Co. Ltd.	90,419	9,421,837
Samsung Electronics Co. Ltd.	690,570	31,398,969
Samsung SDI Co. Ltd.	17,236	6,549,532
		76,433,438
Taiwan — 13.3%
ASPEED Technology, Inc.	91,000	3,704,921
Chailease Holding Co. Ltd.	2,834,819	12,484,373
Giant Manufacturing Co. Ltd.	408,000	4,225,341
Largan Precision Co. Ltd.	36,000	4,133,019
Merida Industry Co. Ltd.	599,000	4,996,047
President Chain Store Corp.	358,000	3,294,913
Taiwan Semiconductor Manufacturing Co. Ltd.	4,036,774	58,740,049
Win Semiconductors Corp.	395,000	3,834,535
		95,413,198
Thailand — 0.9%
CP ALL PCL	1,725,700	3,530,284
Muangthai Capital PCL	2,030,300	3,235,616
		6,765,900

Turkey — 0.7%
BIM Birlesik Magazalar AS	580,196	5,355,967
United Kingdom — 0.4%
Network International Holdings plc(1)	505,708	2,530,963
TOTAL COMMON STOCKS (Cost $553,840,920)		714,588,877
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.375%, 6/30/22 - 4/30/26, valued at $510,907), in a joint trading account at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $500,735)		500,734
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $681,509), at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $668,001)		668,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	666	666
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,169,400)		1,169,400
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $555,010,320)		715,758,277
OTHER ASSETS AND LIABILITIES — 0.6%		3,981,867
TOTAL NET ASSETS — 100.0%		$719,740,144

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	26.2%
Consumer Discretionary	23.5%
Financials	13.4%
Communication Services	11.2%
Consumer Staples	6.9%
Industrials	5.9%
Materials	4.2%
Health Care	3.0%
Real Estate	2.2%
Energy	1.9%
Utilities	0.9%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,767,728. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At period end, the aggregate value of the collateral held by the fund was $1,973,786, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks
Argentina	7,878,692	—	—
Brazil	8,061,185	46,222,166	—
China	103,010,943	219,266,425	—
Mexico	5,203,911	4,673,030	—
Russia	12,736,357	11,223,639	—
Other Countries	—	296,312,529	—
Temporary Cash Investments	666	1,168,734	—
	136,891,754	578,866,523	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.